UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 2, 2009
FURNITURE BRANDS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-00091 (Commission File Number)	43-0337683 (I.R.S. Employer Identification No.)

1 North Brentwood Blvd., St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)
(314) 863-1100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	On April 2, 2009, William G. Holliman resigned as President of Lane Furniture Industries, Inc., a subsidiary of Furniture Brands International, Inc., effective immediately.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 7, 2009

Furniture Brands International, Inc. (Registrant)
By:	/s/ Jon D. Botsford
	Name:	Jon D. Botsford
	Title:	Senior Vice President and General Counsel